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                                                                   EXHIBIT 23(a)



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in Scientific-Atlanta, Inc.'s Form S-8 Registration Statement of our report dated August 4, 1995, appearing on page 11 of Scientific-Atlanta, Inc.'s Form 10-K for the year ended June 30, 1995.


ARTHUR ANDERSEN LLP





Atlanta, Georgia
November 6, 1995